Supplement, dated November 21, 2002, to the Prospectus, dated May 1, 2002 of
                  Seligman Portfolios, Inc. (the "Corporation") on behalf of its Seligman Global Smaller Companies Portfolio (the "Fund")

      On November 21, 2002, at a meeting of the Corporation's Board of Directors, the Board did not renew the Subadvisory Agreement for the subadvisory services of Henderson Investment Management Limited ("HIML") in respect of the Fund. As a result, the Subadvisory Agreement will expire on December 31, 2002 (the "Expiration Date").

      It is expected that HIML will continue to provide the Fund with investment advice, research and assistance with respect to its non-US investments through the Expiration Date, subject to the overall supervision of J. & W. Seligman & Co. Incorporated ("Seligman"), the Fund's investment manager. Thereafter, Seligman's Global Investment Group will provide international advisory services to the Fund and assume full responsibility for the Fund's non-US investments. Termination of the Subadvisory Agreement will have no effect on the management fee paid by the Fund.

      The Global Investment Group is co-headed by Mr. Daniel J. Barker. Mr. Barker joined Seligman in October 2000 and is a Managing Director. He is also Vice President of Seligman Global Fund Series, Inc. and Portfolio Manager of its Seligman Emerging Markets Fund. Prior to joining Seligman, Mr. Barker was a portfolio manager at GE Investments since 1994.